UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 20, 2010

Homeowners Choice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2340 Drew Street, Suite 200

Clearwater, Florida 33765

(Address of Principal Executive Offices)

(727) 213-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2010 Annual Meeting of Shareholders on May 20, 2010. Only two matters were voted upon at the meeting: (1) the election of three Class B directors and (2) the ratification of the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2010. George Apostolou, Paresh Patel and Gregory Politis were re-elected to board of directors at the meeting.

The number of votes cast for and the number of votes withheld as to each director nominee appear below.

Director Nominee	For	Withheld

George Apostolou	1,873,744	7,755
Paresh Patel	1,840,092	41,407
Gregory Politis	1,840,105	41,394

The number of votes cast for, against and abstaining in the second matter voted up appears below.

	For	Against	Abstain
Ratification of the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2010.	4,291,409	6,337	4,655

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 24, 2010.

HOMEOWNERS CHOICE, INC.

BY:	/s/ Richard R. Allen

Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to Homeowners Choice, Inc. and will be retained by Homeowners Choice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.